Northwestern Mutual Series Fund, Inc.
Active/Passive All Equity Portfolio
Supplement Dated June 18, 2025, to the
Prospectuses Dated May 1, 2025
The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) and the Summary Prospectus for the Active/Passive All Equity Portfolio (the “Portfolio”), each dated May 1, 2025, as may be supplemented (the “Prospectuses”). You should read this Supplement together with the Prospectuses.
Important Notice Regarding Change in Investment Policy
At a meeting of the Board of Directors (the “Board”) of the Fund on June 5, 2025, the Board approved a change to the Portfolio's name. The Board additionally approved the elimination of the Portfolio’s non-fundamental investment strategy pursuant to Rule 35d-1 under the Investment Company Act of 1940 (“80% Investment Policy”). These changes are expected to become effective on or about September 30, 2025.
• Name Change – The Portfolio's name will change from the Active/Passive All Equity Portfolio to the Active/Passive Very Aggressive Portfolio.
• Elimination of 80% Investment Policy – The Portfolio's 80% Investment Policy of normally investing at least 80% of net assets (plus any borrowings for investment purposes) in equity securities will be eliminated. Accordingly, the third paragraph of the "PRINCIPAL INVESTMENT STRATEGIES” section of the Portfolio's Summary will be replaced with the following:
“As a ‘very aggressive’ Portfolio, the adviser will allocate the Portfolio’s assets to a combination of underlying funds that is expected to have the most aggressive investment risk relative to the other Portfolios of the Active/Passive Allocation Suite. The Portfolio is designed primarily for investors with a higher risk tolerance consistent with a portfolio that holds equity investments in pursuit of long-term growth of capital. The Portfolio has a target asset allocation as indicated below:”
Additionally, the first sentence of the first paragraph of the “Investment Policies” sub-section of the “MORE ABOUT INVESTMENT STRATEGIES AND RISKS—General Information” section will be replaced with the following:
“Investment Policies. Pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended, each Portfolio (except the Focused Appreciation, Research International Core, Inflation Managed, Active/Passive Very Aggressive, Active/Passive Aggressive, Active/Passive Moderate, Active/Passive Balanced, and Active/Passive Conservative Portfolios) has adopted a non-fundamental investment policy to invest under normal circumstances at least 80% of net assets, plus any borrowings for investment purposes, in accordance with the investment focus suggested by its name (each a “Names Rule Policy”).”
Please retain this Supplement for future reference.